UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 2, 2018 (July 31, 2018)

CRAWFORD & COMPANY

(Exact name of registrant as specified in its charter)

Georgia	1-10356	58-0506554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

5335 Triangle Parkway, Peachtree Corners, Georgia		30092
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (404) 300-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 31, 2018, the Board of Directors of Crawford & Company (the “Company”) unanimously elected Michelle Jarrard, age 51, as an independent Director of the Company. Ms. Jarrard is currently a senior advisor to the GRA Venture Fund, a venture capital fund focused on early-stage companies commercializing intellectual property development on university campuses. She served as Global Chief HR and Talent Officer of McKinsey & Company from 2007 until her retirement in January 2016.

Ms. Jarrard has served as a director of Lazard Ltd and Lazard Group since January 2017. Ms. Jarrard also serves on the board of directors of Axion Biosystems, QUEST Renewables and Children’s Healthcare of Atlanta. She is also a trustee of the Georgia Tech Foundation Board.

Ms. Jarrard will serve as a member of the Compensation Committee. As a director, Ms. Jarrard is entitled to receive standard compensation applicable to non-employee directors of the Company, as has been previously disclosed. Ms. Jarrard’s annual director compensation for 2018, including an initial equity grant upon her appointment, will be pro-rated to reflect her partial term during the 2018 calendar year.

There are no arrangements or understandings between Ms. Jarrard and any other persons pursuant to which Ms. Jarrard was named a director of the Company. There have been no transactions since the beginning of the Company’s last fiscal year, and there are no currently proposed transactions, in which the Company was or is to be a participant and in which Ms. Jarrard or any member of her immediate family had or will have any interest, that are required to be reported under Item 404(a) of Regulation S-K.

The Company issued a press release announcing this election on August 2, 2018. A copy of this press release is attached as Exhibit 99.1 hereto, and is incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Exhibits. The following exhibit is filed with this Report:

Exhibit No.	Description

99.1	Press Release dated August 2, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAWFORD & COMPANY

By:	/s/ R. Eric Powers, III
	Name:	R. Eric Powers, III
	Title:	Corporate Secretary

Date: August 2, 2018